Exhibit 99.1
Date: Feb. 17, 2010
Williams, Williams Partners Complete Asset Contribution Transactions Designed
to Drive Value, Growth
     TULSA, Okla. — Williams (NYSE: WMB) and Williams Partners L.P. (NYSE: WPZ) announced today that they have completed the asset contribution transactions that are part of the strategic restructuring they announced on Jan. 19.
     The closing of the asset contribution transactions follows Williams Partners’ completion of a $3.5 billion private debt offering on Feb. 9 and Williams’ completion of a $3 billion cash tender offer and consent solicitation for debt today.
Contributed Assets
     The asset contribution transforms Williams Partners into one of the leading energy master limited partnerships. It now owns a substantial portfolio of best-in-class interstate gas pipeline and midstream assets that includes a large number of attractive development projects and business opportunities.
     The partnership’s premier interstate natural gas pipeline assets include 100 percent of Transcontinental Gas Pipe Line Company, 65 percent of Northwest Pipeline and 24.5 percent of Gulfstream Pipeline. The partnership also now owns 48 percent of Williams Pipeline Partners L.P. (NYSE: WMZ), including the general-partner interest. Williams Pipeline Partners owns the remaining 35 percent of Northwest Pipeline.
     Williams Partners now owns interests in three major interstate natural gas pipelines that combined deliver 12 percent of the natural gas consumed in the United States.
     In addition to the Four Corners and Wamsutter gas gathering and processing systems, Williams Partners now owns seven additional processing trains totaling 2.3 billion cubic feet per day (Bcfd) of capacity in the Rockies. It also owns four processing trains on the Gulf Coast that are integrated with five major deepwater oil and gas pipeline systems and two production handling platforms.
     The new midstream assets also include various equity investments in domestic processing and fractionation assets, including a 51-percent ownership of Laurel Mountain Midstream, a joint venture in the Marcellus Shale.
     Williams Partners’ gathering and processing assets now have a combined daily inlet capacity of approximately 9.5 Bcfd and a natural gas liquid production capacity of 360,000 barrels per day.
Cash and Unit Issuance to Williams
     In exchange for the contributed assets, Williams Partners has issued 203 million units to Williams, paid approximately $3.4 billion cash to Williams, and maintained Williams’ 2 percent general-partner interest.

     Williams now owns approximately 84 percent of Williams Partners, including the general-partner interest.
Changes to Unsecured Credit Facilities
     Both Williams and Williams Partners have made changes to their unsecured credit facilities to reflect their new structures following the asset contribution transactions.
     Williams Partners has obtained a new unsecured, three-year, $1.75 billion revolving credit facility. The new facility was oversubscribed, which allowed the partnership to increase the facility from the offered $1.5 billion to $1.75 billion. Williams Partners plans to use the new facility primarily for working capital, capital expenditures, acquisitions, general corporate purposes and issuing letters of credit.
     Simultaneously with the closing of the new credit facility Williams Partners will terminate its existing $450 million credit facility. The $250 million term loan will be repaid with borrowings under the new facility.
     Because of Williams Partners’ new larger credit facility, Williams has reduced its existing $1.5 billion unsecured revolving credit facility, which matures in May 2012, to $900 million.
Minor Changes to General Partner Management Structure, Board
     There are no changes to the underlying operating management structure at Williams as result of the asset contributions. Williams’ senior management will also continue to lead Williams Partners, given the partnership’s importance to Williams.
     Effective with the closing of the asset contributions, there are some minor changes to the management and board of directors of the general partner of Williams Partners to align with the new structure.
     Phil Wright is now senior vice president and president of Gas Pipeline for the GP of Williams Partners and replaces Rod Sailor as one of Williams’ internal directors of the GP of Williams Partners. Sailor will continue to serve as vice president and treasurer of Williams and treasurer of the GP of Williams Partners.
     Alan Armstrong is now senior vice president and president of Midstream for the GP of Williams Partners. He will also continue to serve as an internal director of the GP of Williams Partners.
Williams Pipeline Partners Exchange Offer
     Williams Partners previously announced that it intends to launch an exchange offer for the publicly held units of Williams Pipeline Partners following the closing of the asset contribution transactions. The timing of the offer will be based on the timing of regulatory filings and on market conditions.
     Williams Partners will offer a fixed exchange ratio of 0.7584 of its common units for each Williams Pipeline Partners common unit. The ratio is based on Friday, Jan. 15 closing prices on the New York Stock Exchange of $23.35 for Williams Pipeline Partners and $30.79 for Williams Partners.
     Williams’ legal adviser is Gibson Dunn & Crutcher LLP and financial advisers are Barclays Capital and Citi. The Williams Partners Conflicts Committee’s legal adviser is Baker Botts L.L.P. and its financial advisor is Tudor, Pickering, Holt & Co. Securities, Inc.

About Williams (NYSE: WMB)
Williams is an integrated natural gas company focused on exploration and production, midstream gathering and processing, and interstate natural gas transportation primarily in the Rocky Mountains, Gulf Coast, Pacific Northwest, Eastern Seaboard and the Marcellus Shale in Pennsylvania. Most of the company’s interstate gas pipeline and midstream assets are held through its 84-percent ownership interest (including the general-partner interest) in Williams Partners L.P. (NYSE: WPZ), a leading diversified master limited partnership. More information is available at www.williams.com. Go to http://www.b2i.us/irpass.asp?BzID=630&to=ea&s=0 to join our e-mail list.
About Williams Partners L.P. (NYSE: WPZ)
Williams Partners L.P. is a leading diversified master limited partnership focused on natural gas transportation; gathering, treating, and processing; storage; natural gas liquid (NGL) fractionation; and oil transportation. The partnership owns interests in three major interstate natural gas pipelines that, combined, deliver 12 percent of the natural gas consumed in the United States. The partnership’s gathering and processing assets include large-scale operations in the U.S. Rocky Mountains and both onshore and offshore along the Gulf of Mexico. Williams (NYSE: WMB) owns approximately 84 percent of Williams Partners, including the general-partner interest. More information is available at www.williamslp.com. Go to http://www.b2i.us/irpass.asp?BzID=1296&to=ea&s=0 to join our e-mail list.

Contact:	Jeff Pounds
Williams (media relations)
(918) 573-3332

Richard George
Williams (investor relations)
(918) 573-3679

Sharna Reingold
Williams (investor relations)
(918) 573-2078
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Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Estimates of proved gas and oil reserves;

•	Reserve potential;

•	Development drilling potential;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business segments; and

•	Natural gas and natural gas liquids prices and demand.
Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that could adversely affect our business, results of operations and financial condition are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates, fluctuation in foreign exchange, and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation, and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism; and

•	Additional risks described in our filings with the Securities and Exchange Commission (“SEC”).
Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on Feb. 25, 2009, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williams.com.
Williams Partners L.P. is a limited partnership formed by The Williams Companies, Inc. (Williams). Our reports, filings, and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You typically can identify forward-looking statements by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:
•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	The levels of cash distributions to unitholders;

•	Seasonality of certain business segments; and

•	Natural gas and natural gas liquids prices and demand.
Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that could adversely affect our business, results of operations and financial condition are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:
•	Whether we have sufficient cash from operations to enable us to maintain current levels of cash distributions or to pay the minimum quarterly distribution following establishment of cash reserves and payment of fees and expenses, including payments to our general partner;

•	Availability of supplies (including the uncertainties inherent in assessing and estimating future natural gas reserves), market demand, volatility of prices, and the availability and cost of capital;

•	Inflation, interest rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•	Costs of, changes in, or the results of laws, government regulations (including proposed climate change legislation), environmental liabilities, litigation and rate proceedings;

•	Our costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risks of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism; and

•	Additional risks described in our filings with the Securities and Exchange Commission (SEC).
Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.
In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.
Limited partner interests are inherently different from the capital stock of a corporation, although many of the business risks to which we are subject are similar to those that would be faced by a corporation engaged in a similar business. Investors are urged to closely consider the disclosures and risk factors in our annual report on Form 10-K filed with the SEC on February 26, 2009, and our quarterly reports on Form 10-Q available from our offices or from our website at www.williamslp.com.
Important Information
This document is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell units of Williams Partners L.P. (“WPZ”) or Williams Pipeline Partners L.P. (“WMZ”). WPZ intends to file a registration statement and tender offer documents with the Securities and Exchange Commission (“SEC”) in connection with the proposed exchange offer for the outstanding common units of WMZ. WMZ unit holders should read those filings, and any other relevant documents filed with the SEC in connection with the proposed transaction, because they will contain important information. Those documents, when filed, may be obtained without charge at the SEC’s website at www.sec.gov. Such documents may also be obtained without charge from WPZ by directing such request to: Williams Partners L.P., One Williams Center, Tulsa, Oklahoma 74172, Attention: Investor Relations.